UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2017

AMERI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26460	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (732) 243-9250

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On March 13, 2017, we filed a Current Report on Form 8-K reporting that on March 10, 2017, we closed our acquisition of ATCG Technology Solutions, Inc. ("ATCG"). This Form 8-K/A amends the Form 8-K we filed on March 13, 2017 to include ATCG's audited financial statements for the years ended December 31, 2016 and 2015 and the unaudited pro forma condensed combined financial statements and notes thereto related to our ATCG acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following financial statements of ATCG are being filed as exhibits to this Current Report on Form 8-K/A and are incorporated by reference herein:

Exhibit 99.1 – ATCG's audited financial statements, including an independent auditor's report as of and for the years ended December 31, 2016 and 2015.

(b) Pro Forma Financial Information

The Ameri Holdings, Inc. and ATCG unaudited pro forma condensed combined balance sheets as of December 31, 2016 and the Ameri Holdings, Inc. and ATCG unaudited pro forma condensed combined income statements for the year ended December 31, 2016 and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated in this Current Report on Form 8-K/A by reference.

The unaudited pro forma condensed combined income statements for the year ended December 31, 2016 includes ATCG's results for the year ended December 31, 2016. The unaudited pro forma condensed combined balance sheets as of December 31, 2016 include ATCG's balance sheet as of December 31, 2016.

(c) Exhibits

Exhibit Number	Description

99.1	Audited financial statements of ATCG Technology Solutions, Inc. as of and for the years ended December 31, 2016 and 2015 and Independent Auditor's Report thereon.

99.2	Unaudited pro forma condensed combined financial statements and explanatory notes for Ameri Holdings, Inc. and ATCG Technology Solutions, Inc. as of and for the year ended December 31, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2017	AMERI HOLDINGS, INC.

	By:	/s/ Viraj Patel
Viraj Patel
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited financial statements of ATCG Technology Solutions, Inc. as of and for the years ended December 31, 2016 and 2015 and Independent Auditor's Report thereon.

99.2	Unaudited pro forma condensed combined financial statements and explanatory notes for Ameri Holdings, Inc. and ATCG Technology Solutions, Inc. as of and for the year ended December 31, 2016.